                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10141

                             DAVIS PARK SERIES TRUST
                             -----------------------
               (Exact name of registrant as specified in charter)

          1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Nicholas D. Gerber
                       1320 Harbor Bay Parkway, Suite 145
                            Alameda, California 94502
                            -------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

       Registrant's Telephone Number, including Area Code: (510) 522-3336

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.   REPORTS TO SHAREHOLDERS

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) for the period ended June 30, 2003.

                          AMERISTOCK MUTUAL FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 8, 2003
                              TO THE ANNUAL REPORT
                               DATED JUNE 30, 2003

This Supplement relates to, and should be read in conjunction with, the information provided in the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund Annual Report dated June 30, 2003.

On page 6 of the Annual Report, the chart titled "Top 10 Equity Holdings* as of June 30, 2003" is deleted in its entirety and replaced with the following chart.

                             TOP 10 EQUITY HOLDINGS*
                               AS OF JUNE 30, 2003

                          COMPANY                      % OF NET ASSETS
              -------------------------------          ---------------
                      Merck & Co. Inc.                       4.62%
                   Bank of America Corp.                     4.32%
                   Washington Mutual Inc.                    4.28%
                  Bristol-Myers Squibb Co.                   3.56%
              International Business Machines                3.44%
                           Wyeth                             3.44%
                    General Electric Co.                     3.42%
                       Sara Lee Corp.                        3.40%
                         Fannie Mae                          3.26%
                        Pfizer Inc.                          3.23%

*Top 10 holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.

Investors should retain this supplement for future reference and keep it with the Annual Report.

[AMERISTOCK FUNDS LOGO]


ANNUAL REPORT

JUNE 30, 2003

AMERISTOCK MUTUAL FUND, INC.

AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

          MANAGER'S COMMENTARY-
          AMERISTOCK MUTUAL FUND, INC. *                                     4

          MANAGER'S COMMENTARY-
          AMERISTOCK FOCUSED VALUE FUND *                                    8

          DIRECTORS/TRUSTEES AND OFFICERS                                   12

          SCHEDULE OF INVESTMENTS -
          AMERISTOCK MUTUAL FUND, INC.                                      14

          SCHEDULE OF INVESTMENTS -
          AMERISTOCK FOCUSED VALUE FUND                                     16

          STATEMENTS OF ASSETS AND LIABILITIES                              18

          STATEMENTS OF OPERATIONS                                          19

          STATEMENT OF CHANGES IN NET ASSETS -
          AMERISTOCK MUTUAL FUND, INC.                                      20

          STATEMENT OF CHANGES IN NET ASSETS -
          AMERISTOCK FOCUSED VALUE FUND                                     21

          FINANCIAL HIGHLIGHTS -
          AMERISTOCK MUTUAL FUND, INC.                                      22

          FINANCIAL HIGHLIGHTS -
          AMERISTOCK FOCUSED VALUE FUND                                     22

          NOTES TO FINANCIAL STATEMENTS                                     24

          INDEPENDENT AUDITORS' REPORT -
          AMERISTOCK MUTUAL FUND, INC                                       30

          INDEPENDENT AUDITORS' REPORT -
          AMERISTOCK FOCUSED VALUE FUND                                     31

          * The Managers' Commentaries included in this shareholder report contain certain forward-looking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management's predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

The total return for the Ameristock Mutual Fund was 8.75% for the six-month period from January 1, 2003 to June 30, 2003 and -1.77% for the one-year period ended June 30, 2003. Average annual total returns for 1-year, 3-year and 5-year periods ending June 30 were -1.77%, 4.08%, and 5.21%, respectively, and for the period since inception was 14.72%. The S&P500's return for the past 6 months and one-year was 11.75% and a 0.24%, respectively. As you can see, we were beaten by the S&P500 this time.

In the managers' commentary in the last semi-annual report, we anticipated a bottom in the bear market and took actions to become a bit more aggressive with the Fund in the hopes of beating the S&P500 in performance on the upside. The actions taken over the past year to become more aggressive include keeping cash to a minimum (thereby increasing the Fund's stock market exposure) and putting a greater percentage of the Fund in the relatively high-volatility technology and healthcare sectors. Our prognostications about the broader market turned out to be true. Unfortunately, our implementation of the more aggressive strategy has turned out to be less than stellar, at least so far.

Keeping cash to a minimum has helped as the markets have gone up; the drag from our cash holdings has not been significant. In terms of broader Fund performance and in light of the Fund's emphasis on a "value" style of investing, it is instructive to analyze the Fund's holdings versus the stocks that comprise the S&P Barra Value Index(1) for the past six months. When we did that analysis, we found good news and bad news - some market sectors which the Fund had investments in went up, but the companies within such sectors of the size and type owned by the Fund did not. For example, the healthcare sector performed well. The Fund had (and still has) a sizable percentage of its holdings in this sector. However, it was generally the medical services that have performed best, while we own the large drug firms. The technology sector also did well. We increased the Fund's percentage in the technology sector toward the end of the last calendar year. However, both generally and in the technology sector in particular, firms in the mid to small capitalization range rebounded more than the large capitalization firms (the ones we own). Hence, our strategy of only investing in those firms with market capitalization's of $15 billion or more has not helped us this time.

Similarly, some market sectors went down but the individual names we own went down more. For example, in the last year, the Dow Jones Utility Index(2) has decreased by 3.92%, but the only utility we own (Duke Energy) has gone down in price by 34.29%. We still like Duke. We continue to hold it in the top-weighted allocation target of 4% and are fairly confident the current dividend (yielding about 5.62%) will not be cut.

Since 1995 when we started the Ameristock Mutual Fund, the Fund has had the same investing philosophy and style. To invest in the biggest firms (mostly domestic companies with market capitalization of $15 billion and greater), with an overweight to those companies we think are

(1) The S&P Barra/Value Index is an unmanaged market capitalization-weighted index of the securities that comprise the S&P 500 Index with the lowest price-to-book ratio. Securities in this index tend to exhibit lower PE ratios, higher dividend yields, and lower historical and predicted earnings growth. An investor cannot invest directly in this index.

(2) The Dow Jones Utility Index is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

relatively undervalued based on ratios of share price to earnings, sales and book value and dividend yield. Sometimes this investing philosophy has stood us in good stead (like 1996, 1997, 1998, 2000, 2001, and 2002) and sometimes it has not (like 1999 and so far in 2003). But no matter what, I think it is important that you know we will not change the way we do things just because we may not be heroes today.

Given today's level of volatility and uncertainty, with people warning of bubbles in the bond and housing markets, some warning of inflation and yet others warning of deflation, we take pride in the fact that we are pig-headed. We may be right, we may be wrong, but at least you know how your assets will be invested when you invest in the Ameristock Mutual Fund. It is this level hardheaded determination, our unwavering commitment to a single investing philosophy and style that hopefully you can count on with your money. We cannot manage our returns but we try to manage risk. We do not manage the Fund to chase performance. We believe the Fund's performance should be the result of our investment process. Every day we try to be consistent in how the Fund is managed and, if we can give you an investing philosophy and style that lets you sleep better in these volatile and uncertain times, then we will have earned our keep.

In the last semi-annual report I mentioned certain new laws and rules affecting mutual funds coming out of Washington D.C. I mentioned that these new rules would increase fund costs across the board. One thing I did not mention is that some of the rules may have unintended consequences. For example, the existing rules say we only need to provide you with a manager commentary once a year in the annual report or prospectus. Historically, we have written twice a year, in the annual and semi-annual reports. We think it's important that you know what you own and the Fund's current focus. That's why we make available the Fund's holdings monthly, and that's why we write twice a year. Now, new rules have been adopted that require extensive certifications from senior fund officers regarding information in annual and semi-annual reports, and these new rules could give rise to substantial new potential liabilities for those officers. Therefore, an unintended consequence of the new rules may be that some managers give LESS information to investors (by not providing a semi-annual commentary). Something for you to think about is - which type of fund would you rather invest in? One that cuts back on information or one that provides more, and more timely, pertinent information.

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 603-8211.


Thank you,

Nicholas D. Gerber  (July 1, 2003)

Andrew F Ngim (July 1, 2003)

AMERISTOCK MUTUAL FUND, INC.

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                  AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                                         AMERISTOCK                STANDARD &
                                         MUTUAL FUND           POOR'S 500 INDEX
               31-Aug-95                 $ 10,000.00                $ 10,000.00
               30-Sep-95                 $ 10,507.00                $ 10,422.00
               31-Oct-95                 $ 10,580.00                $ 10,385.00
               30-Nov-95                 $ 11,027.00                $ 10,841.00
               31-Dec-95                 $ 11,429.00                $ 11,050.00
               31-Jan-96                 $ 11,900.00                $ 11,426.00
               29-Feb-96                 $ 12,143.00                $ 11,532.00
               31-Mar-96                 $ 12,217.00                $ 11,643.00
               30-Apr-96                 $ 12,453.00                $ 11,814.00
               31-May-96                 $ 12,743.00                $ 12,119.00
               30-Jun-96                 $ 12,824.00                $ 12,165.00
               31-Jul-96                 $ 12,480.00                $ 11,628.00
               31-Aug-96                 $ 12,521.00                $ 11,873.00
               30-Sep-96                 $ 13,211.00                $ 12,541.00
               31-Oct-96                 $ 13,805.00                $ 12,887.00
               30-Nov-96                 $ 14,808.00                $ 13,861.00
               31-Dec-96                 $ 14,582.00                $ 13,586.00
               31-Jan-97                 $ 15,636.00                $ 14,435.00
               28-Feb-97                 $ 15,890.00                $ 14,548.00
               31-Mar-97                 $ 15,099.00                $ 13,951.00
               30-Apr-97                 $ 15,945.00                $ 14,784.00
               31-May-97                 $ 16,565.00                $ 15,684.00
               30-Jun-97                 $ 17,254.00                $ 16,386.00
               31-Jul-97                 $ 18,388.00                $ 17,690.00
               31-Aug-97                 $ 17,500.00                $ 16,699.00
               30-Sep-97                 $ 18,274.00                $ 17,614.00
               31-Oct-97                 $ 17,593.00                $ 17,025.00
               30-Nov-97                 $ 18,882.00                $ 17,813.00
               31-Dec-97                 $ 19,374.00                $ 18,119.00
               31-Jan-98                 $ 19,677.00                $ 18,320.00
               28-Feb-98                 $ 20,877.00                $ 19,641.00
               31-Mar-98                 $ 21,917.00                $ 20,647.00
               30-Apr-98                 $ 21,874.00                $ 20,854.00
               31-May-98                 $ 22,192.00                $ 20,496.00
               30-Jun-98                 $ 22,748.00                $ 21,329.00
               31-Jul-98                 $ 22,857.00                $ 21,101.00
               31-Aug-98                 $ 20,299.00                $ 18,051.00
               30-Sep-98                 $ 21,469.00                $ 19,207.00
               31-Oct-98                 $ 23,261.00                $ 20,769.00
               30-Nov-98                 $ 24,858.00                $ 22,028.00
               31-Dec-98                 $ 25,569.00                $ 23,297.00
               31-Jan-99                 $ 26,155.00                $ 24,278.00
               28-Feb-99                 $ 25,767.00                $ 23,520.00
               31-Mar-99                 $ 26,294.00                $ 24,461.00
               30-Apr-99                 $ 28,243.00                $ 25,408.00
               31-May-99                 $ 27,737.00                $ 24,808.00
               30-Jun-99                 $ 28,484.30                $ 26,185.00
               31-Jul-99                 $ 27,679.00                $ 25,367.00
               31-Aug-99                 $ 27,210.00                $ 25,241.00
               30-Sep-99                 $ 26,155.00                $ 24,549.00
               31-Oct-99                 $ 27,693.00                $ 26,102.00
               30-Nov-99                 $ 27,254.00                $ 26,633.00
               31-Dec-99                 $ 26,266.00                $ 28,202.00
               31-Jan-00                 $ 25,915.00                $ 26,785.00
               29-Feb-00                 $ 23,528.00                $ 26,278.00
               31-Mar-00                 $ 26,543.00                $ 28,848.00
               30-Apr-00                 $ 26,625.00                $ 27,980.00
               31-May-00                 $ 27,620.00                $ 27,406.00
               30-Jun-00                 $ 26,004.00                $ 28,082.00
               31-Jul-00                 $ 26,483.00                $ 27,643.00
               31-Aug-00                 $ 27,994.00                $ 29,360.00
               30-Sep-00                 $ 29,753.00                $ 27,810.00
               31-Oct-00                 $ 31,219.00                $ 27,692.00
               30-Nov-00                 $ 30,516.00                $ 25,509.00
               31-Dec-00                 $ 31,702.00                $ 25,634.00
               31-Jan-01                 $ 32,964.00                $ 26,543.00
               28-Feb-01                 $ 32,152.00                $ 24,123.00
               31-Mar-01                 $ 31,805.00                $ 22,595.00
               30-Apr-01                 $ 33,169.00                $ 24,351.00
               31-May-01                 $ 33,420.00                $ 24,514.00
               30-Jun-01                 $ 33,240.00                $ 23,917.00
               31-Jul-01                 $ 33,862.00                $ 23,682.00
               31-Aug-01                 $ 32,144.00                $ 22,199.00
               30-Sep-01                 $ 29,882.00                $ 20,407.00
               31-Oct-01                 $ 30,268.00                $ 20,796.00
               30-Nov-01                 $ 32,128.00                $ 22,391.00
               31-Dec-01                 $ 32,100.00                $ 22,587.00
               31-Jan-02                 $ 32,060.00                $ 22,258.00
               28-Feb-02                 $ 31,957.00                $ 21,829.00
               31-Mar-02                 $ 33,117.00                $ 22,650.00
               30-Apr-02                 $ 31,663.00                $ 21,276.00
               31-May-02                 $ 31,854.00                $ 21,120.00
               30-Jun-02                 $ 29,851.00                $ 19,615.00
               31-Jul-02                 $ 27,698.00                $ 18,086.00
               31-Aug-02                 $ 27,690.00                $ 18,205.00
               30-Sep-02                 $ 24,345.00                $ 16,226.00
               31-Oct-02                 $ 26,697.00                $ 17,652.00
               30-Nov-02                 $ 28,501.00                $ 18,690.00
               31-Dec-02                 $ 26,964.00                $ 17,593.00
               31-Jan-03                 $ 26,189.00                $ 17,132.00
               28-Feb-03                 $ 25,398.00                $ 16,875.00
               31-Mar-03                 $ 25,553.00                $ 17,038.00
               30-Apr-03                 $ 27,887.00                $ 18,441.00
               31-May-03                 $ 28,809.00                $ 19,411.00
               30-Jun-03                 $ 29,323.00                $ 19,659.00

     The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Incex performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

     *Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              AVERAGE ANNUAL TOTAL RETURNS
                  AS OF JUNE 30, 2003

     AMERISTOCK
     MUTUAL FUND, INC.                       RETURN
     -----------------                      --------
     1 Year                                 -1.77%
     5 Years                                 5.21%
     Since Inception
     08/31/95                               14.72%

     Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 TOP 10 EQUITY HOLDINGS*
                   AS OF JUNE 30, 2003

     COMPANY                           % OF NET ASSETS
     -------                           ---------------
     Bank of America Corp.                   4.32%
     Washington Mutual Inc.                  4.28%
     Bristol-Myers Squibb Co.                3.56%
     International Business Machines         3.44%
     Wyeth                                   3.44%
     General Electric Co.                    3.42%
     Sara Lee Corp.                          3.40%
     Fannie Mae                              3.26%
     Pfizer Inc.                             3.23%
     Duke Energy Corp.                       3.12%

     *Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.

[CHART]

          SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2003

     AUTOMOTIVE                              4.10%
     BANKING                                16.05%
     CAPITAL GOODS                           7.04%
     CHEMICALS & FERTILIZER                  4.70%
     CONSUMER STAPLES                        9.43%
     DIVERSIFIED                             0.78%
     ELECTRONICS                             9.55%
     ENTERTAINMENT                           0.47%
     FINANCIAL - OTHER                       4.48%
     HEALTHCARE (PRODUCTS)                  18.22%
     INSURANCE                               1.87%
     OIL & GAS                               4.26%
     RETAILING                               1.22%
     SOFTWARE                                0.23%
     TELECOMMUNICATIONS                      8.14%
     UTILITIES                               3.12%
     COMMERCIAL PAPER                        0.69%
     U.S. GOV'T AGENCY OBLIGATIONS           5.56%
     NET OTHER ASSETS                        0.09%

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

The total return for the Ameristock Focused Value Fund (the "Fund") was -20.45% for the one year period ended June 30, 2003 versus -1.63% for the Russell 2000 Index for the same period. We do not believe there were any particular market conditions that caused the Fund's negative return, nor was there any one particular portfolio holding that was the key drag on the Fund's overall performance; the negative return was generally the result of the overall price decline of the Fund's portfolio holdings, which because of the Fund's deep "value", non-diversified style of investing and focus on small-cap stocks tend to exhibit more price volatility.

Our insurance holdings which are all in the private mortgage insurance business were hurt by increased underwriting costs, losses stemming from the increased level of mortgage defaults caused by a weak economy and a continued decrease in mortgage persistency rates as a result of low interest rates.

Our transportation holdings which consist of airlines KLM Royal Dutch Airlines
(KLM) and Midwest Express Holdings Inc. (MEH), like other airlines have been hit hard following the incident of 9/11/2001 along with a continued weak economy and remain significantly undervalued and volatile. We did add to our position in MEH during the fiscal year as we believe that the company's declining stock price and prospects of an improving economy made it a compelling buy in spite of the difficulties faced not only by MEH but by the entire airline industry. Another airline related holding of the Fund, International Airline Support Group which was primarily a seller of aftermarket airplane parts and equipment was not so fortunate as it was unable to financially weather the poor airline environment and was subsequently delisted, causing us to essentially write off the position.

Our primary retail holding Media Arts Group (MDA) had a very volatile fiscal year in terms of its stock price; we met with management in April and they laid out a very specific strategy for the company with which we were comfortable. In addition, MDA has in excess of $20 million of cash and minimal debt for a company whose market cap is under $40 million, and we believe that this cash if used properly will help MDA reach its fair value in the near future.

Our other large positions, Gateway (GTW) and Tellabs Inc. (TLAB), also had a volatile year, but as we have reiterated in numerous interviews, they both have had challenging market environments and we believe they have made great strides to reposition themselves accordingly.

As much as our larger positions contributed to the Fund's negative performance during the fiscal year, they have also fueled the rebound in the Fund's performance as evidenced by our 20.57% return for the quarter ending 6/30/2003. As you are aware, Ameristock Focused Value Fund is a very aggressive fund that employs a "non-diversified" investment strategy which invests in the shares of a limited number of companies. Inherent with the concentrated nature of the Fund is the potential for great volatility as evidenced by the high ($23.61) and low ($13.99) spread of our net asset value (NAV) during the fiscal year ended June 30, 2003 as well as some of the changes in Fund's daily NAV.

We began the fiscal year with nineteen (19) companies in the portfolio and ended with fifteen (15) companies; thirteen (13) of those companies remain unchanged over the fiscal year. There are two reasons why such a large portion of the companies in the portfolio remained unchanged: 1) we still like the companies and believe that they are still undervalued with good upside potential, 2) there are very few undervalued companies that are compelling enough to warrant being added to the portfolio. There are numerous companies on the investment landscape that are "cheaply priced" but in our opinion are cheap for all the wrong reasons with no likelihood of achieving what we perceive to be fair value and without a compelling story. We like the overall make up of the portfolio and believe that it is structured to take advantage of an economic recovery.

WHAT ABOUT THE FUND'S "CONVERSION"?

Ameristock Focused Value Fund is a non-diversified, no-load fund that looks for investment opportunities in any situation or company that offers potential capital appreciation. As a mutual fund, however, we are limited by the amount and types of investments that we can make. These restrictions would not apply if we were a holding company instead of a mutual fund. This leads us to believe that converting the Fund from an investment company to a stock exchange listed holding company could open up new opportunities for investing and participating in both publicly traded and private companies.

We have several reasons for believing this. For one, it would permit us to own majority or greater positions in the same types of companies the Fund currently invests in and participate in the management of those businesses. To the extent we are able to identify companies with the potential for capital appreciation, owning more of those companies would increase our shareholders' value. In addition, like other mutual fund shareholders Fund shareholders can only receive the "net asset value" of their shares when they sell them. Net asset value is based primarily on the current market value of the Fund's investments. In contrast, for various reasons a publicly traded company's shares could trade at a premium or discount to net asset value.

As we discussed in the Fund's last Annual Report, we seriously considered such a conversion last year; ultimately, however, the Fund's Board of Trustees decided not to proceed with the conversion. We continue to receive inquiries about this idea. It is our intent to propose to the Board again, closing the Fund and seeking shareholder approval to convert the Fund when the assets of the Fund are between $50 million and $100 million.

An investment in a publicly traded holding company would be subject to a number of risks substantially different from and possibly greater than the risks of investing in the Fund. For instance, by holding interests in a small number of businesses the holding company would be subject to proportionately greater effects from a downturn in any of those businesses. In addition, it is our intent that one if not both of us would lead the management of the new public company. In any case, our professional experience as the Fund's portfolio managers has been in the investment management business, not in the management of commercial businesses.

These are just some of the potential risks that would accompany a conversion. Regardless of the risks and any potential benefits of a conversion, the Fund's shareholders or its Trustees may not approve the conversion. If we did receive approval, we believe that having seriously considered the conversion process once before has left us with a much clearer picture of the issues that we would need to address in order to successfully convert and operate the holding company. In the meantime, the Ameristock Focused Value Fund will continue to do what it does best, looking for good values.

Thank you,

Howard Mah (July 1, 2003)

Nicholas D. Gerber (July 1, 2003)

AMERISTOCK FOCUSED VALUE FUND

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

                             AMERISTOCK
                              FOCUSED          RUSSELL 2000
                             VALUE FUND            INDEX
          26-Dec-00         $ 10,000.00         $ 10,000.00
          31-Dec-00         $ 10,000.00         $ 10,000.00
          31-Jan-01         $ 13,300.00         $ 10,521.00
          28-Feb-01         $ 13,387.00         $  9,830.00
          31-Mar-01         $ 13,087.00         $  9,349.00
          30-Apr-01         $ 14,520.00         $ 10,081.00
          31-May-01         $ 15,373.00         $ 10,329.00
          30-Jun-01         $ 15,913.00         $ 10,685.00
          31-Jul-01         $ 17,000.00         $ 10,107.00
          31-Aug-01         $ 16,493.00         $  9,780.00
          30-Sep-01         $ 12,487.00         $  8,464.00
          31-Oct-01         $ 13,273.00         $  8,959.00
          30-Nov-01         $ 15,140.00         $  9,653.00
          31-Dec-01         $ 16,042.00         $ 10,248.00
          31-Jan-02         $ 16,929.00         $ 10,142.00
          28-Feb-02         $ 16,746.00         $  9,864.00
          31-Mar-02         $ 18,316.00         $ 10,657.00
          30-Apr-02         $ 17,761.00         $ 10,754.00
          31-May-02         $ 18,390.00         $ 10,276.00
          30-Jun-02         $ 16,225.00         $  9,767.00
          31-Jul-02         $ 14,114.00         $  8,292.00
          31-Aug-02         $ 13,634.00         $  8,271.00
          30-Sep-02         $ 11,414.00         $  7,677.00
          31-Oct-02         $ 13,289.00         $  7,923.00
          30-Nov-02         $ 15,115.00         $  8,630.00
          31-Dec-02         $ 13,053.00         $  8,149.00
          31-Jan-03         $ 12,738.00         $  7,924.00
          28-Feb-03         $ 11,194.00         $  7,685.00
          31-Mar-03         $ 10,704.00         $  7,784.00
          30-Apr-03         $ 12,423.00         $  8,522.00
          31-May-03         $ 13,433.00         $  9,437.00
          30-Jun-03         $ 12,906.00         $  9,607.00

     The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. The index does not reflect any management fees or transaction costs.

     *Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


          AVERAGE ANNUAL TOTAL RETURNS
              AS OF JUNE 30, 2003

     AMERISTOCK
     FOCUSED VALUE FUND                  RETURN
     ------------------                  ------
     1 Year                              -20.45%
     5 Years                                N/A
     Since Inception
     12/26/00                             11.58%

     Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               TOP 10 EQUITY HOLDINGS*
                 AS OF JUNE 30, 2003

     COMPANY                        % OF NET ASSETS
     -------                        ---------------
     Tellabs Inc.                             16.92%
     Gateway Inc.                             11.47%
     Bristol-Myers Squibb Co.                 11.09%
     Midwest Express Holdings Inc.             7.23%
     KLM Royal Dutch Airlines                  6.34%
     MGIC Investment Corp.                     6.15%
     Media Arts Group Inc.                     6.05%
     Manpower Inc.                             5.83%
     Radian Group Inc.                         5.76%
     PMI Group Inc.                            5.40%

     *Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.

[CHART]

          SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2003

     BUSINESS SERVICES                         5.82%
     CONSUMER STAPLES                          3.33%
     FINANCIAL SERVICES                        0.46%
     HEALTHCARE                               11.09%
     INSURANCE                                17.30%
     REAL ESTATE                               2.47%
     RETAILING                                 9.78%
     TECHNOLOGY                               11.46%
     TELECOMMUNICATIONS                       16.92%
     TRANSPORTATION                           13.57%
     CORPORATE BOND                            2.95%
     NET OTHER ASSETS                          4.85%

DIRECTORS/TRUSTEES AND OFFICERS

          The business and affairs of The Ameristock Mutual Fund, Inc. (the "Fund") are managed under the direction of the Fund's Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of Davis Park Series Trust (the "Trust"), of which Ameristock Focused Value Fund is the only fund, are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Agreement and Declaration of Trust. Information pertaining to the directors/

                                                                              TERM OF
                                                    POSITION(S)             OFFICE AND
                                                     HELD WITH               LENGTH OF
          NAME, ADDRESS, AND AGE(1)                  THE FUNDS             TIME SERVED(2)
          ----------------------------------------------------------------------------------
          INDEPENDENT DIRECTORS/TRUSTEES

          Alev Efendioglu, PhD. (60)           Director of the Fund &     The Fund since
                                               Trustee of the Trust       1995; the Trust
                                                                          since 2000

          Stephen J. Marsh (50)                Director of the Fund &     The Fund since
                                               Trustee of the Trust       1995; the Trust
                                                                          since 2000

          Steven A. Wood (54)                  Director of the Fund &     The Fund since
                                               Trustee of the Trust       2001; the Trust
                                                                          since 2003


          INTERESTED DIRECTORS/TRUSTEES

          Nicholas D. Gerber (40)(5)           Chairman, President and    The Fund since
                                               Treasurer of the Fund &    1995; the Trust
                                               Trust; Director of the     since 2000
                                               Fund & Trustee of
                                               the Trust

          Andrew F. Ngim (43)(5)               Director of the Fund       Since 1995


          OFFICERS

          Howard Mah (39)                      Secretary of the Fund      The Fund since
          1320 Harbor Bay Parkway              & Trust                    1995; the Trust
          Suite 145                                                       since 2000
          Alameda, CA 94502

          Derek Mullins (29)                   Assistant Secretary of     Since 2003
          ALPS Mutual Fund Services, Inc.      the Fund and Trust
          1625 Broadway
          Suite 2000
          Denver, CO 80202

          (1) Each director/trustee may be contacted by writing to the director/trustee, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.
          (2) Each director/trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director/ trustee dies, resigns or is removed.
          (3) The Fund Complex includes funds with a common investment adviser or advisors that are affiliated persons. The Fund and the Trust are currently the only two funds in the Fund Complex.

trustees and officers of the Fund and Trust is set forth below. Directors/trustees who are not deemed to be "interested persons" of the Fund/Trust as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "Independent Directors/Trustees." Directors/trustees who are deemed to be" interested persons" of the Fund/Trust as defined in the 1940 Act are referred to as "Interested Directors/Trustees." The Fund's and Trust's Statements of Additional Information include additional information about the directors/ trustees and are available, without charge, upon request by calling 1-800-394-5064.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN           OTHER
                                                                                                FUND COMPLEX       DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                                        OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE(1)        DURING PAST 5 YEARS                                        DIRECTOR/TRUSTEE(3)  DIRECTOR/TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES

Alev Efendioglu, PhD. (60)       Professor of Management and Information Systems,                  2                   0
                                 School of Business and Management, University of
                                 San Francisco, (1977-Present).

Stephen J. Marsh (50)            President, Tamalpais Wine Company, Inc. (2003-Present).           2                   0
                                 Senior Vice-President, FMV Opinions, Inc.
                                 (appraisal firm) (1998-2003). Managing Director,
                                 The Mentor Group (1991-1998).

Steven A. Wood (54)              President and Chief Economist, Insight Economics,                 2                   0
                                 LLC (economic consulting firm) (2003-Present).
                                 Chief Economist, Financial Oxygen (capital markets
                                 technology company)(2001-2003). Senior Economist,
                                 Bank of America Securities (1985-2000).

INTERESTED DIRECTORS/TRUSTEES

Nicholas D. Gerber (40)(5)       President, Ameristock Corporation (investment
                                 advisory firm); Portfolio Manager of the Fund
                                 and the Trust.                                                    2                   0

Andrew F. Ngim (43)(5)           Managing Director, Ameristock Corporation (investment             1                   0
                                 advisory firm) (1999-Present); Portfolio Manager of
                                 the Fund.  Benefits Consultant, PriceWaterhouseCoopers
                                 (public accounting firm) (1994-1999).

OFFICERS

Howard Mah (39)                  Portfolio Manager of the Trust and Compliance Officer of          N/A                 N/A
1320 Harbor Bay Parkway          Ameristock Corporation (2000-Present). Previously a tax
Suite 145                        and financial consultant in private practice.
Alameda, CA 94502

Derek Mullins (29)               Fund Controller (1999-Present) and Assistant Controller           N/A                 N/A
ALPS Mutual Fund Services, Inc.  (1996-1999), ALPS Mutual Fund Services, Inc.(6)
1625 Broadway
Suite 2000
Denver, CO 80202
-----------------------------------------------------------------------------------------------------------------------------------

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(5) Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions with Ameristock Corporation, the investment adviser to the Fund and Trust.

(6) ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund and the Trust, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund and Trust.

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS

                                                                   SHARES OR
                                                                   PRINCIPAL               MARKET
INDUSTRY                         COMPANY                 SYMBOL       AMOUNT                VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS

AUTOMOTIVE               4.10%   Ford Motor Co.            F       3,008,242    $      33,060,579
                                 General Motors Corp.      GM        907,520           32,670,720

BANKING                 16.05%   Bank of America Corp.    BAC        876,377           69,260,074
                                 CitiGroup Inc.            C       1,333,816           57,087,325
                                 PNC Financial
                                   Services               PNC        585,686           28,587,334
                                 Wachovia Corp.            WB        838,300           33,498,468
                                 Washington Mutual
                                   Inc.                    WM      1,659,000           68,516,700

CAPITAL GOODS            7.04%   Boeing Co.                BA      1,146,960           39,363,667
                                 Caterpillar Inc.         CAT        335,400           18,668,364
                                 General Electric Co.      GE      1,909,905           54,776,075

CHEMICALS &
  FERTILIZER             4.70%   Dow Chemical Co.         DOW        956,880           29,625,005
                                 Du Pont de Nemours
                                   & Co.                   DD      1,096,600           45,662,424

CONSUMER STAPLES         9.43%   Albertsons Inc.          ABS      1,483,500           28,483,200
                                 Coca-Cola Co.             KO         50,380            2,338,136
                                 McDonalds Corp.          MCD      1,230,700           27,149,242
                                 Pepsico Inc.             PEP        384,960           17,130,720
                                 Procter & Gamble Co.      PG        239,600           21,367,528
                                 Sara Lee Corp.           SLE      2,896,800           54,488,808

DIVERSIFIED              0.78%   3M Co.                   MMM         96,260           12,415,615

ELECTRONICS              9.55%   Agilent
                                   Technologies Inc.*      A         807,200           15,780,760
                                 Dell Computer Corp.*     DELL     1,136,700           36,328,932
                                 Hewlett Packard Co.      HWP        478,600           10,194,180
                                 Intel Corp.              INTC       811,160           16,859,149
                                 International
                                   Business Machines      IBM        667,600           55,077,000
                                 Texas Instruments
                                   Inc.                   TXN      1,066,000           18,761,600

ENTERTAINMENT            0.47%   Walt Disney Co.          DIS        384,070            7,585,382

FINANCIAL-OTHER          4.48%   Fannie Mae               FNM        773,370           52,156,073

                                 Merril Lynch & Co.       MER        420,000           19,605,600

HEALTHCARE
  (PRODUCTS)            18.22%   Abbott Laboratories      ABT        665,060           29,103,026
                                 Bristol-Myers
                                   Squibb Co.             BMY      2,101,740           57,062,241
                                 Johnson & Johnson        JNJ        478,680           24,747,756
                                 Merck & Co. Inc.         MRK      1,222,940           74,049,017
                                 Pfizer Inc.              PFE      1,513,680           51,692,172
                                 Wyeth                    WYE      1,209,000           55,069,950

     The accompanying notes are an integral part of the financial statements

                                                                   SHARES OR
                                                                   PRINCIPAL               MARKET
INDUSTRY                         COMPANY                 SYMBOL       AMOUNT                VALUE
-------------------------------------------------------------------------------------------------
INSURANCE                1.87%   Allstate Corp.           ALL        536,600    $      19,129,790
                                 American
                                   International
                                   Group                  AIG        194,953           10,757,507

OIL & GAS                4.26%   BP Amoco (ADR)           BPA        542,308           22,787,782
                                 ChevronTexa Corp.        CVX        260,114           18,780,231
                                 Exxon Mobil Corp.        XOM        743,200           26,688,312


RETAILING                1.22%   Home Depot Inc.           HD        207,595            6,875,546
                                 Wal-Mart Stores Inc.     WMT        234,900           12,607,083

SOFTWARE                 0.23%   Microsoft Corp.          MSFT       147,560            3,779,012

TELE-
  COMMUNICATIONS         8.14%   AT&T Corp.                T         527,000           10,144,750
                                 AT&T Wireless
                                   Services Inc.*         AWE         21,230              174,298
                                 BellSouth Corp.          BLS        764,800           20,366,624
                                 Comcast Corp.*          CMCSA       852,422           25,726,096
                                 SBC Communications
                                   Inc.                   SBC      1,668,343           42,626,164
                                 Verizon
                                   Communicatis, Inc.      VZ        794,809           31,355,215

UTILITIES                3.12%   Duke Energy Corp.        DUK      2,502,333           49,921,543
-------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS                93.66%   (COST $1,693,473,216)                          $   1,499,942,775
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Merrill Lynch & Co                   1.08%  Due 07/03/2003       $ 5,000,000    $       4,999,700
Citigroup Global                     1.20%  Due 07/02/2003         3,000,000            2,999,900
General Mills                        1.31%  Due 07/07/2003         3,000,000            2,999,344
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL
  PAPER                  0.69%   (COST $10,998,944)                             $      10,998,944
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home
  Loan Bank                          0.35%  Due 07/01/2003       $ 89,076,00    $      89,076,000
-------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS            5.56%   (COST $89,076,000)                             $      89,076,000
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS       99.91%   (COST $1,793,548,160)                          $   1,600,017,719


Other Assets in Excess of
  Liabilities            0.09%                                                  $       1,393,975
NET ASSETS             100.00%   Equivalent to $35.93 per share on
                                 44,574,770 Shares of Capital Stock
                                 Outstanding                                    $   1,601,411,694
=================================================================================================

*Non-Income Producing


     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                   SHARES OR
                                                                   PRINCIPAL               MARKET
INDUSTRY                         COMPANY                 SYMBOL       AMOUNT                VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS

BUSINESS SERVICES        5.82%   Manpower Inc.            MAN         25,000    $         927,250

CONSUMER STAPLES         3.33%   International
                                   Absorbents Inc.*       IABI       160,400              529,320

FINANCIAL SERVICES       0.46%   Berkshire Hathaway
                                   Inc. - Class A*        BRK              1               72,500

HEALTHCARE              11.09%   Bristol-Myers
                                   Squibb Co.             BMY         65,000            1,764,750

INSURANCE               17.30%   MGIC Investment
                                   Corp.                  MTG         21,000              979,440
                                 PMI Group Inc.           PMI         32,000              858,880
                                 Radian Group Inc.        RDN         25,000              916,250

REAL ESTATE              2.47%   Grubb & Ellis*           GBE        334,000              392,450

RETAILING                9.78%   Bally Total Fitness*     BFT         60,000              541,800
                                 Media Arts Group
                                   Inc.*                  MDA        375,000              963,750
                                 Charlotte Russe
                                   Holding Inc.*          CHIC         5,000               51,600

TECHNOLOGY              11.46%   Gateway Inc.*            GTW        500,000            1,825,000

TELE-
  COMMUNICATIONS        16.92%   Tellabs Inc.*            TLAB       410,000            2,693,700

TRANSPORTATION          13.57%   KLM Royal
                                   Dutch Airlines         KLM        119,300            1,009,278
                                 Midwest Express
                                   Holdings Inc.*         MEH        439,000            1,150,180
-------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS                92.20%   (COST $21,294,439)                             $      14,676,148
-------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                                                                   SHARES OR
                                                                   PRINCIPAL               MARKET
INDUSTRY                         COMPANY                              AMOUNT                VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS

RETAILING                0.01%   Fleming Companies Inc.
                                   10.625% Due 07/31/2007            259,000    $           1,619

TELE-
  COMMUNICATIONS         2.94%   Qwest Capital Funding
                                   7.75% Due 08/15/2006              500,000              467,500
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE
  BONDS                  2.95%   (COST $722,609)                                $         469,119
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS       95.15%   (COST $22,017,048)                             $      15,145,267

Other Assets in Excess
  of Liabilities         4.85%                                                  $         772,342

NET ASSETS             100.00%   Equivalent to $17.64 per share on
                                 902,121 Shares of Capital Stock
                                 Outstanding                                    $      15,917,609
=================================================================================================

*Non-Income Producing

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003

                                                          AMERISTOCK         AMERISTOCK
                                                         MUTUAL FUND,          FOCUSED
                                                              INC.           VALUE FUND
-----------------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value
  (cost -see below)                                    $ 1,600,017,719    $    15,145,267
Cash                                                               932            403,788
Accounts Receivable
  Investment Securities Sold                                        --            403,702
  Fund Shares Sold                                           2,326,448              2,359
  Dividends                                                  1,865,442              9,931
  Interest                                                          --             14,639
  Other Assets                                                      39                 --
-----------------------------------------------------------------------------------------
Total Assets:                                            1,604,210,580         15,979,686
=========================================================================================

LIABILITIES:
Accounts Payable
  Fund Shares Redeemed                                       1,808,454             43,306
  Accrued Management Fee                                       990,432             18,771
-----------------------------------------------------------------------------------------
Total Liabilities:                                           2,798,886             62,077
=========================================================================================
NET ASSETS                                             $ 1,601,411,694    $    15,917,609
=========================================================================================

NET ASSETS CONSIST OF:
  Capital Paid In                                      $ 1,783,464,588         27,841,831
  Accumulated Undistributed
    Net Investment Income/(Loss)                            21,336,514                 --
  Accumulated Net Realized Loss on Investments              (9,858,967)        (5,052,441)
  Net Unrealized Depreciation on
    Investments Based on Identified Cost                  (193,530,441)        (6,871,781)
-----------------------------------------------------------------------------------------
Net Assets                                             $ 1,601,411,694    $    15,917,609
=========================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                             $ 1,601,411,694    $    15,917,609
Shares of Capital Stock Outstanding                         44,574,770            902,121
Net Asset Value per Share                              $         35.93    $         17.64
Redemption Price per Share (Note 9)                    $         35.93    $         17.46
-----------------------------------------------------------------------------------------
COST OF INVESTMENTS                                    $ 1,793,548,160    $    22,017,048
=========================================================================================

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

                                                          AMERISTOCK         AMERISTOCK
                                                         MUTUAL FUND,         FOCUSED
                                                             INC.            VALUE FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends-net of foreign withholding taxes           $    36,234,166    $       207,897
  Interest                                                     936,011             77,807
  Income from Securities Loaned (Note 7)                        49,466                 --
  Commission Recapture (Note 8)                                  9,790                 --
-----------------------------------------------------------------------------------------
  Total Investment Income                                   37,229,433            285,704
=========================================================================================

EXPENSES:
  Management Fee (Note 2)                                   10,470,855            291,593
  Director Fees (Note 3)                                        41,884                 --
-----------------------------------------------------------------------------------------
  Total Expenses                                            10,512,739            291,593
=========================================================================================

NET INVESTMENT INCOME/(LOSS)                                26,716,694             (5,889)
=========================================================================================

REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS
  Net Realized Loss on Investments                          (8,460,039)        (5,054,612)
  Net Change in Unrealized
    Depreciation on Investments                            (38,830,387)        (2,725,942)
-----------------------------------------------------------------------------------------
  Net Realized and Unrealized Loss
    on Investments                                         (47,290,426)        (7,780,554)
-----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $   (20,573,732)   $    (7,786,443)
=========================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR       FOR THE YEAR
                                                            ENDED             ENDED
                                                          06/30/03           06/30/02
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income                                $    26,716,694    $    15,916,054
  Net Realized Gain (Loss) on Investments                   (8,460,039)        19,236,578
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                          (38,830,387)      (179,463,000)
-----------------------------------------------------------------------------------------
                                                           (20,573,732)      (144,310,368)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                                    (16,192,754)        (8,287,230)
  Net Realized Gains                                       (19,235,377)        (1,121,069)
-----------------------------------------------------------------------------------------
                                                           (35,428,131)        (9,408,299)

SHARE TRANSACTIONS:
  Shares Sold                                              706,852,938      1,265,257,917
  Shares Issued as Reinvestment of
    Dividends and Distributions                             34,068,314          9,117,512
  Cost of Shares Redeemed                                 (551,892,970)      (408,431,210)
-----------------------------------------------------------------------------------------
                                                           189,028,282        865,944,219

NET INCREASE/(DECREASE) IN NET ASSETS                      133,026,419        712,225,552

NET ASSETS:
  Beginning of Period                                    1,468,385,275        756,159,723
-----------------------------------------------------------------------------------------
  End of Period*                                       $ 1,601,411,694    $ 1,468,385,275
=========================================================================================
*Includes Accumulated Undistributed
  Net Investment Income of                             $    21,336,514    $    10,812,574
=========================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                           06/30/03          06/30/02
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Loss                                  $        (5,889)   $      (123,000)
  Net Realized Gain/(Loss) on Investments                   (5,054,612)         1,805,637
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                           (2,725,942)        (4,375,210)
-----------------------------------------------------------------------------------------
                                                            (7,786,443)        (2,692,573)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Realized Gains                                        (1,680,466)           (97,666)
-----------------------------------------------------------------------------------------
                                                            (1,680,466)           (97,666)

SHARE TRANSACTIONS:
  Shares Sold                                                6,135,306         65,816,959
  Shares Issued as Reinvestment of
    Dividends and Distributions                              1,527,311             97,494
  Cost of Shares Redeemed                                  (18,550,804)       (29,355,714)
-----------------------------------------------------------------------------------------
                                                           (10,888,187)        36,558,739

NET INCREASE/(DECREASE) IN NET ASSETS                      (20,355,096)        33,768,500

NET ASSETS:
  Beginning of Period                                       36,272,705          2,504,205
-----------------------------------------------------------------------------------------
  End of Period                                        $    15,917,609    $    36,272,705
=========================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

        SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT
                             THE PERIODS INDICATED:

                                            NET GAINS
                                           (LOSSES) ON                                DISTRIBU-
                  NET ASSET       NET       SECURITIES                  DIVIDENDS       TIONS
                    VALUE,      INVEST-     (REALIZED     TOTAL FROM    (FROM NET       (FROM         TOTAL
                  BEGINNING       MENT         AND        INVESTMENT    INVESTMENT     CAPITAL      DISTRIBU-
                  OF PERIOD      INCOME     UNREALIZED)   OPERATIONS      INCOME)       GAINS)        TIONS
--------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03   $    37.57   $     0.66   $    (1.40)   $    (0.74)   $    (0.41)   $    (0.49)   $    (0.90)
7/1/01-06/30/02        42.18         0.53        (4.81)        (4.28)        (0.29)        (0.04)        (0.33)
7/1/00-06/30/01        34.76         0.59         8.91          9.50         (0.45)        (1.63)        (2.08)
7/1/99-06/30/00        38.89         0.55        (3.92)        (3.37)        (0.42)        (0.34)        (0.76)
7/1/98-06/30/99        31.48         0.44         7.41          7.85         (0.22)        (0.22)        (0.44)
--------------------------------------------------------------------------------------------------------------

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

        SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT
                             THE PERIODS INDICATED:

                                            NET GAINS
                                  NET      (LOSSES) ON                                DISTRIBU-
                  NET ASSET     INVEST-     SECURITIES                  DIVIDENDS       TIONS
                    VALUE,        MENT      (REALIZED     TOTAL FROM    (FROM NET       (FROM         TOTAL
                  BEGINNING      INCOME/       AND        INVESTMENT    INVESTMENT     CAPITAL      DISTRIBU-
                  OF PERIOD      (LOSS)     UNREALIZED)   OPERATIONS      INCOME)       GAINS)        TIONS
--------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03   $    23.98   $    (0.01)   $    (4.82)   $    (4.83)        0.00    $    (1.51)   $    (1.51)
7/1/01-06/30/02        23.87        (0.15)         0.60          0.45         0.00         (0.34)        (0.34)
12/26/00-6/30/01
  inception            15.00        (0.09)         8.96          8.87         0.00          0.00          0.00
--------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements

                            RATIOS/SUPPLEMENTAL DATA

                                                             RATIO OF      RATIO OF      RATIO OF      RATIO OF
                                                            EXPENSES TO   EXPENSES TO   NET INCOME    NET INCOME
                                                              AVERAGE       AVERAGE     TO AVERAGE    TO AVERAGE
                  NET ASSET                   NET ASSETS    NET ASSETS    NET ASSETS    NET ASSETS    NET ASSETS
                    VALUE,                      END OF       PRIOR TO        AFTER       PRIOR TO        AFTER      PORTFOLIO
                    END OF         TOTAL        PERIOD         REIM-         REIM-         REIM-         REIM-       TURNOVER
                    PERIOD         RETURN     (MILLIONS)     BURSEMENT     BURSEMENT     BURSEMENT     BURSEMENT     RATE**
------------------------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03   $    35.93        (1.77)%   $ 1,601.41          0.78%         0.78%         1.97%         1.97%         3.21%
7/1/01-06/30/02        37.57       (10.19)%     1,468.39          0.77%         0.77%         1.31%         1.31%        13.71%
7/1/00-06/30/01        42.18        27.85%        756.16          0.83%         0.83%         1.50%         1.50%         5.97%
7/1/99-06/30/00        34.76        (8.67)%        86.66          0.99%         0.99%         1.51%         1.51%        31.13%
7/1/98-06/30/99        38.89        24.94%        114.14          0.96%         0.94%         1.20%         1.22%         9.22%
------------------------------------------------------------------------------------------------------------------------------

                            RATIOS/SUPPLEMENTAL DATA

                  NET ASSET                   NET ASSETS     RATIO OF      RATIO OF     PORTFOLIO
                    VALUE,                      END OF      EXPENSES TO   NET INCOME     TURNOVER
                    END OF       TOTAL          PERIOD        AVERAGE     TO AVERAGE      RATE**
                    PERIOD       RETURN       (MILLIONS)    NET ASSETS    NET ASSETS
--------------------------------------------------------------------------------------------------

7/1/02-06/30/03   $    17.64       (20.45)%   $    15.92          1.35%        (0.03)%       14.28%
7/1/01-06/30/02        23.98         1.96%         36.27          1.35%        (0.59)%       79.25%
12/26/00-6/30/01
  inception            23.87        59.13%          2.50          1.35%*       (0.80)%*      29.80%
---------------------------------------------------------------------------------------------------

*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the Ameristock Mutual Fund for the year ended June 30, 2003 were a $227,968,937 and $41,636,514, respectively.
Purchases and sales of investment securities (excluding short-term securities) for the Ameristock Focused Value Fund for the year ended June 30, 2003 were $2,928,691 and $14,570,022, respectively.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

          1. SIGNIFICANT ACCOUNTING POLICIES
          The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

          Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an unlimited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.

          SECURITY VALUATION

          Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

          For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

          Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

          The cost of securities sold is determined on the identified cost basis.

          When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees.

          Security transactions are recorded on the dates transactions are entered into.

          INCOME
          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

          INCOME TAXES
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

          It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

          At June 30, 2003 the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund had available for federal income tax purposes unused capital loss carryovers as follows:

          EXPIRING   AMERISTOCK MUTUAL FUND, INC.   AMERISTOCK FOCUSED VALUE FUND
          --------   ----------------------------   -----------------------------
          2011               $  8,228,878                   $   1,268,021

          ESTIMATES
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          OTHER
          Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

          REPURCHASE AGREEMENTS
          The Ameristock Mutual Fund, Inc. through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

          2. INVESTMENT ADVISORY AGREEMENT
          The Fund has entered into an investment advisory agreement with Ameristock Corporation (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $10,470,855 from the Fund for the year ended June 30, 2003. During the Fund's initial year, the Adviser had paid all Fund expenses.

          The Trust has entered into an investment advisory agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Adviser earned management fees of $291,593 from the Ameristock Focused Value Fund for the year ended June 30, 2003.

          3. RELATED PARTY TRANSACTIONS
          Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

          Shareholders holding more than 5% of the Funds' outstanding shares as of June 30, 2003 constituted 80.59% of the Ameristock Mutual Fund, Inc., and 57.09% of the Ameristock Focused Value Fund, respectively.

          The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 57.55% of the Ameristock Mutual Fund, Inc. As of June 30, 2003, National Financial Services Corp. for the benefit of its customers owned of record in aggregate more than 29.16% of the Ameristock Focused Value Fund.

          The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Effective after April 1, 2003, each of the independent directors is paid $20,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings. No special compensation was paid to any Director for the fiscal year ended June 30, 2003.

4. CAPITAL STOCK AND DISTRIBUTION
At June 30, 2003, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,783,464,588 for the Ameristock Mutual Fund, Inc. At June 30, 2003, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $27,841,831. Transactions in capital stock were as follows:

                                                       FOR THE YEAR      FOR THE YEAR
                                                          ENDED              ENDED
AMERISTOCK MUTUAL FUND, INC.                             06/30/03          06/30/02
---------------------------------------------------------------------------------------
Shares Sold                                               21,011,598         31,227,776
Shares Issued in Reinvestment of
  Dividends and Distributions                              1,023,052            225,793
---------------------------------------------------------------------------------------
Total                                                     22,034,650         31,453,569
Shares Redeemed                                          (16,542,970)       (10,295,723)
---------------------------------------------------------------------------------------
Net Increase in Shares                                     5,491,680         21,157,846
=======================================================================================
Shares Outstanding-Beginning of Period                    39,083,090         17,925,244
Shares Outstanding-End of Period                          44,574,770         39,083,090
=======================================================================================

                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED             ENDED
AMERISTOCK FOCUSED VALUE FUND                            06/30/03           06/30/02
---------------------------------------------------------------------------------------
Shares Sold                                                  310,548          2,579,658
Shares Issued in Reinvestment of
  Dividends and Distributions                                 82,321              4,228
---------------------------------------------------------------------------------------
Total                                                        392,869          2,583,886
Shares Redeemed                                           (1,003,218)        (1,176,326)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Shares                           (610,349)         1,407,560
=======================================================================================
Shares Outstanding-Beginning of Period                     1,512,470            104,910
Shares Outstanding-End of Period                             902,121          1,512,470
=======================================================================================

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                       AMERISTOCK         AMERISTOCK
                                                       MUTUAL FUND,        FOCUSED
AS OF JUNE 30, 2003                                        INC.           VALUE FUND
---------------------------------------------------------------------------------------
Gross Appreciation (excess of value over tax         $   113,358,917    $       470,544
  cost)

Gross Depreciation (excess of tax cost over             (307,120,519)       (11,128,916)
  value)
---------------------------------------------------------------------------------------
Net Unrealized Appreciation/(Depreciation)           $  (193,761,602)   $   (10,658,372)
=======================================================================================
Cost of Investments for Income Tax Purposes          $ 1,793,779,321    $    25,803,639
=======================================================================================

The difference between book and tax cost and unrealized depreciation consisted of $231,161 and $3,786,591 of post October losses for Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund, respectively.

6. CLASSIFICATION OF DISTRIBUTIONS
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

For the year ended June 30, 2003, each Fund recorded the following reclassifications to the accounts listed below:

INCREASE (DECREASE)                           (OVER)/UNDISTRIBUTED    ACCUMULATED
                                    PAID-IN-     NET INVESTMENT       NET REALIZED
                                    CAPITAL          INCOME           GAIN (LOSS)
----------------------------------------------------------------------------------
Ameristock Focused
  Value Fund                       $  (5,889)          $ 5,889
==================================================================================

The tax character of the distributions paid during the last two fiscal years ended June 30, 2003 and 2002, respectively was as follows:

                       AMERISTOCK MUTUAL FUND, INC.    AMERISTOCK FOCUSED VALUE FUND
                          2003             2002           2003            2002
------------------------------------------------------------------------------------
Distributions
  paid from:
Ordinary Income        $ 19,670,581    $  9,408,299    $  1,484,592     $     97,666
Long-Term
  Capital Gain           15,757,550               0         195,875                0
------------------------------------------------------------------------------------
Total                  $ 35,428,131    $  9,408,299    $  1,680,466     $     97,666
====================================================================================

As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                 AMERISTOCK MUTUAL     AMERISTOCK FOCUSED
                                     FUND, INC,            VALUE FUND
-------------------------------------------------------------------------
(Over) undistributed net
  investment income              $       21,336,514                    --

Accumulated net
  realized loss                          (9,627,806)           (1,265,850)

Net unrealized
  depreciation                         (193,761,602)          (10,658,732)
-------------------------------------------------------------------------
Total                            $     (182,052,894)   $      (11,924,222)
=========================================================================

The difference between book and tax basis on realized loss and unrealized depreciation is attributed primarily to the tax deferral of post October losses.

7. SECURITIES LENDING
The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

8. COMMISSION RECAPTURE
The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who make payments to the Fund for directing such trades. For the year ended June 30, 2003, the Fund received $9,790 from such payments.

9. REDEMPTION FEE
A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemtion fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

AMERISTOCK MUTUAL FUND, INC.
INDEPENDENT AUDITORS' REPORT

          To The Shareholders and Board of Directors
          Ameristock Mutual Fund:

          We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

          McCurdy & Associates CPA's, Inc.
          Westlake, Ohio
          July 23, 2003

AMERISTOCK FOCUSED VALUE FUND
INDEPENDENT AUDITORS' REPORT

          To The Shareholders and Board of Trustees
          Davis Park Series Trust:

          We have audited the accompanying statements of assets and liabilities of Davis Park Series Trust (comprising Ameristock Focused Value Fund), including the schedule of portfolio investments, as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the two years then ended, and the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameristock Focused Value Fund of the Davis Park Series Trust as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the two years then ended, and the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

          McCurdy & Associates CPA's, Inc.
          Westlake, Ohio
          July 23, 2003

                      THIS PAGE LEFT INTENTIONALLY BLANK.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

                      THIS PAGE LEFT INTENTIONALLY BLANK.

INVESTMENT ADVISER
       Ameristock Corporation
       1320 Harbor Bay Parkway, Suite 145
       Alameda, California 94502

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
       ALPS Mutual Funds Services, Inc.
       1625 Broadway, Suite 2200
       Denver, Colorado 80202

DISTRIBUTOR
       ALPS Distributors, Inc.
       1625 Broadway, Suite 2200
       Denver, Colorado 80202

CUSTODIAN
       U.S. Bancorp
       425 Walnut Street
       Cincinnati, Ohio 45202

INDEPENDENT AUDITOR
       McCurdy & Associates CPA's, Inc.
       27955 Clemens Road
       Westlake, Ohio 44145-1121

LEGAL COUNSEL
       Sutherland  Asbill &  Brennan  LLP
       1275  Pennsylvania Avenue, N.W.
       Washington, D.C. 20004-2415

DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
       Alev M. Efendioglu
       Nicholas D. Gerber
       Stephen J. Marsh
       Andrew F. Ngim
       Steven A. Wood

TRUSTEES-DAVIS PARK SERIES TRUST
       Alev M. Efendioglu
       Nicholas D. Gerber
       Stephen J. Marsh
       Steven A. Wood

[ALPS DISTRIBUTORS, INC. LOGO]

Sponsor and Distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com

[AMERISTOCK FUNDS LOGO]
         PMB 613
303 16th Street, Suite #016
   Denver, CO 80202-5657

Item 2.    CODE OF ETHICS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 3.    AUDIT COMMITTEE FINANCIAL EXPERT

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A

Item 6.    [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N/A

Item 8.    [RESERVED]

Item 9.    CONTROLS AND PROCEDURES

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document. The effectiveness of the registrant's disclosure controls and procedures was evaluated in connection with the recent amendment of such controls and procedures to address filings on Form N-CSR as required by Rule 30a-3, and the conclusion of the principal officer that the disclosure controls and procedures are effective is based, in part, on an assessment of the procedures included therein for review of this document by the appropriate persons.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   EXHIBITS

(a) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT and EX-99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS PARK SERIES TRUST

By:      /s/Nicholas D. Gerber
         ---------------------
         Nicholas D. Gerber
         President and Treasurer

Date:    September 5, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Nicholas D. Gerber
         ---------------------
         Nicholas D. Gerber
         President and Treasurer

Date:    September 5, 2003